Property, Plant and Equipment (10-K) (Tables)	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, plant and equipment
Property, plant and equipment consist of the following:

	December 31,
	2011	2010

Machinery and equipment	$1,098	$1,111
Computer equipment	70	734
Office equipment, furnishings, and improvements	187	142
Total	1,355	1,987
Accumulated depreciation	(1,193)	(1,950)
Total property, plant and equipment, net	$162	$37